EXHIBIT 10.9

                             AMENDMENT NO. 2 TO THE
                DEFERRED COMPENSATION PLAN OF THE BERKSHIRE BANK


         WHEREAS, The Berkshire Bank (the "Bank" or the "Company") sponsors and maintains the Deferred Compensation Plan of The
Berkshire Bank (the "Plan"); and

         WHEREAS, the Bank deems it appropriate to amend the Plan to provide matching contributions by the Bank of up to 3% of the annual salary of a participant in the plan, and to allow the President the flexibility of adding employees to the plan not just based on annual salary but also on performance and other criteria; and

         WHEREAS, Article VII of the Plan reserves to the Board of Directors of the Bank the right to amend the Plan at any time and from time to time.

         NOW, THEREFORE, the Plan is hereby amended, effective as of November 29, 2007, as follows:

                                      FIRST

         The second sentence of Section 2.10 of the Plan shall be amended in its entirety to read as follows:

"The President of the Company may select Employees who are eligible to participate in this Plan based on any additional criteria or alternative policy established by the President, including an alternative policy that does not require an Employee to have an annual rate of Compensation at least equal to the amount specified in the foregoing sentence."

                                     SECOND

         The first sentence of Section 3.3 of the Plan shall be amended in its entirety to read as follows:

"The Company may, in its sole discretion, credit additional amounts to the Deferred Compensation Account of a Participant from time to time, including any matching contributions based on a Participant's salary deferrals made under
Section 3.1 of the Plan."

                                      THIRD

         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned being duly authorize, has executed this Amendment as evidence of its adoption.

                                           THE BERKSHIRE BANK


November 29, 2007                  Name:         /s/ David Lukens
                                                 ------------------------------
                                                 David Lukens
                                                 Executive Vice President and
                                                 Chief Financial Officer